EXHIBIT 10.1
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                             SUBSCRIPTION AGREEMENT


            THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT"), dated as of May 9, 2008, by and between CAS Medical Systems, Inc., a Delaware corporation, located at 44 East Industrial Road, Branford, Connecticut 06405 (the "COMPANY"), and the subscriber identified on the signature page hereto (the "Subscriber").

            WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "1933 ACT").

            WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscriber shall purchase 333,333 shares (the "SHARES") of common stock of the Company, par value $0.004 per share, of the Company (the "COMMON STOCK") for an aggregate purchase price of $1,000,000 (the "PURCHASE PRICE"). This Agreement, together with any other agreement and document executed in connection herewith are referred to herein as the "TRANSACTION DOCUMENTS";

            NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

                        1. Purchase and Sale. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the date hereof (the "CLOSING DATE"), the Subscriber shall purchase and the Company shall sell to the Subscriber (the "CLOSING") the Shares.

                        2. Payment for Shares; Delivery of Certificate. On or prior to the Closing Date, the Subscriber shall transmit by wire transfer of immediately available funds pursuant to instructions provided by the Company, an amount equal to the Purchase Price. On or promptly following the Closing Date, the Company shall deliver to the Subscriber in accordance with this Agreement a certificate representing the Shares purchased pursuant hereto.

                        3. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

                                    (a) Organization and Standing of the
Subscriber. The Subscriber is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power to own its assets and to carry on its business as presently conducted.

                                    (b) Authorization and Power. The Subscriber
has the requisite power and authority to enter into and perform this Agreement and each other Transaction Document to which it is a party or by which it is bound and to purchase the Shares being sold to it hereunder. The execution, delivery and performance by the Subscriber of this Agreement and each other Transaction Document to which the Subscriber is a party or by which it is bound and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action, and no further consent or authorization of the Subscriber or its members is required. This Agreement and each other Transaction Document to which the Subscriber is a party or by which it is bound has been duly authorized, executed and delivered by the Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms hereof and thereof, subject to bankruptcy, insolvency,

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fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                                    (c) No Conflicts. The execution, delivery
and performance of this Agreement and each other Transaction Document to which the Subscriber is a party or by which it is bound and the consummation by the Subscriber of the transactions contemplated hereby or thereby or relating hereto do not and will not (i) result in a violation of the Subscriber's organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Subscriber). The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and each other Transaction Document to which the Subscriber is a party or by which it is bound or to purchase the Shares in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

                                    (d) Information on Company. The Subscriber
has been informed by the Company that the Company files reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 ACT") (hereinafter called the "REPORTS"), has had the opportunity to review such Reports and has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "OTHER WRITTEN INFORMATION"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Shares. The Subscriber understands that an investment in the Shares offered hereby is highly speculative and involves a high degree of risk and an investment should be made only by investors who can afford the loss of their entire investment.

                                    (e) Information on Subscriber. The
Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company (including, without limitation, the Reports and Other Written Information) to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

                                    (f) Purchase of Shares. On the Closing Date,
the Subscriber will purchase the Shares as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof, but Subscriber does not agree to hold the Shares for any minimum amount of time.

                                    (g) Compliance with Securities Act. The
Subscriber understands and agrees that the Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Notwithstanding anything to the contrary contained in this Agreement, the Subscriber may transfer (without restriction and without the

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need for an opinion of counsel) the Shares to its Affiliates (as defined below)
provided that each such Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement and each other Transaction Document to which the Subscriber is a party or by which it is bound. For the purposes of this Agreement, an "AFFILIATE" means any Person (as such term is defined below) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the 1933 Act. With respect to a Subscriber, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Subscriber will be deemed to be an Affiliate of the Subscriber. Affiliate, when employed in connection with the Company, includes each Subsidiary of the Company (if any). A "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision of any thereof) or other entity of any kind.

                                    (h) Shares Legend. The certificate or
certificates representing the Shares shall bear the following or similar legend:

                    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CAS MEDICAL SYSTEMS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                                    (i) Communication of Offer. The Subscriber
is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                                    (j) No Governmental Review. The Subscriber
understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Shares or the suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

                                    (k) Correctness of Representations. The
Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

                        4. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that except as set forth in the Reports or the Other Written Information:

                                    (a) Due Incorporation. The Company is a
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted.

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                                    (b) Capitalization. As of the date hereof,
the authorized capital stock of the Company consists of (i) 40,000,000 shares of Common Stock, of which 10,946,599 shares are issued and outstanding, all of which are duly authorized, validly issued, fully paid, non-assessable and are not subject to preemptive rights created by statutes, the Company's articles of incorporation or by laws or any agreement to which the Company is a party or by which it is bound, and (ii) 1,000,000 shares of Series A Cumulative Convertible Preferred Stock, par value $0.001 per share, none of which is issued or outstanding. The Company has no other authorized, issued or outstanding class of capital stock. Except as set forth in Section 4(b) of the disclosure letter delivered to the Subscriber by the Company on the Closing Date (the "DISCLOSURE LETTER"), there are no outstanding options, warrants, securities, notes or instruments convertible into or exercisable for any of the capital stock of the Company.

                                    (c) Authorization and Power. The Company has
the requisite power and authority to enter into and perform this Agreement and each other Transaction Document to which it is a party or by which it is bound and to issue the Shares being sold hereunder. The execution, delivery and performance by the Company of this Agreement and each other Transaction Document to which the Company is a party or by which it is bound and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its stockholders is required. This Agreement and each other Transaction Document to which the Company is a party or by which it is bound has been duly authorized, executed and delivered by the Company and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with the terms hereof and thereof, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                                    (d) No Conflicts. The execution, delivery
and performance of this Agreement and each other Transaction Document to which the Company is a party or by which it is bound and the consummation by the Company of the transactions contemplated hereby or thereby or relating hereto do not and will not (i) result in a violation of the Company's articles of incorporation or bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Company is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Company or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Company). The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or arbitrator having jurisdiction over the Company or any of its Affiliates in order for it to execute, deliver or perform any of its obligations under this Agreement and each other Transaction Document to which the Company is a party or by which it is bound or to issue the Shares in accordance with the terms hereof, other than the filing and approval of a NASDAQ listing application with respect to the Shares and such consents, approvals and authorizations as shall have been received by the Company as of the Closing Date; provided, that for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Subscriber herein.

                                    (e) The Shares. The Shares upon issuance:

                                                (i) are, or will be, free and
clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

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                                                (ii) have been, or will be, duly
and validly authorized and, issued, fully paid and nonassessable;

                                                (iii) will not have been issued
or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

                                                (iv) will have been issued in
reliance upon an exemption from the registration requirements of and, assuming the representations and warranties of the Subscriber herein are true and accurate, will have been issued in compliance with Section 4 under the 1933 Act.

                                    (f) Compliance with Laws. The Company is not
in violation of, default under, or conflict with, any applicable order, consent, approval, authorization, registration, declaration, filing, judgment, injunction, award, decree or writ of any governmental body or court of competent jurisdiction or any applicable law, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the Company taken as a whole.

                                    (g) Litigation. Except as set forth in
Section 4(g) of the Disclosure Letter, (i) there are no judicial, governmental, administrative or arbitral actions, claims, suits or proceedings or investigations pending or, to the knowledge of the Company, threatened against or involving the Company or any of its respective property or assets and (ii) there are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Company.

                                    (h) Correctness of Representations. The
Company represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct as of the Closing Date.

                        5. Regulation D Offering. The offer and issuance of the Shares to the Subscriber is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

                        6. Covenants of the Company and Subscriber Regarding Indemnification.

                                    (a) The Company agrees to indemnify, hold
harmless, reimburse and defend the Subscriber, the Subscriber's officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or material breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or any other Transaction Document delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other Transaction Document entered into by the Company and Subscriber relating hereto.

                                    (b) The Subscriber agrees to indemnify, hold
harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other Transaction Document delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by the Subscriber of

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any covenant or undertaking to be performed by the Subscriber hereunder, or any other Transaction Document entered into by the Company and Subscriber, relating hereto.

                        7. Registration Rights.

                                    (a) Demand Registration. As soon as
reasonably practicable following receipt by the Company of a Demand Notice (as defined below), the Company shall prepare and file with the Commission a "shelf" registration statement for the resale of all of the Registrable Securities (as defined below) that are not then registered on an effective registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the 1933 Act (a "DEMAND REGISTRATION"). The registration statement shall be on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith). The Company shall use its reasonable best efforts to cause the registration statement to be declared effective under the 1933 Act as promptly as practicable after the filing date thereof (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 under the 1933 Act within five (5) business days following the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the registration statement will not be "reviewed," or not be subject to further review) and, subject to any Blackout Period (as defined below), to keep such registration statement continuously effective under the 1933 Act until the date when all Registrable Securities covered by such registration statement have been sold. The Company shall promptly notify the Subscriber via facsimile or by e-mail of the effectiveness of the registration statement after the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of the registration statement. The Company shall promptly file a final prospectus with the Commission as required by Rule 424 under the 1933 Act. Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to effect more than one Demand Registration pursuant to this Agreement.

                                    (b) Piggyback Registration. If at any time
when there is not an effective registration statement covering all of the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to the Subscriber written notice of such determination and, if within seven (7) business days after receipt of such notice, the Subscriber shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by Subscriber), the Company will cause the registration under the 1933 Act of all Registrable Securities which the Company has been so requested to register by the Subscriber, to the extent required to permit the disposition of the Registrable Securities so to be registered (a "PIGGYBACK REGISTRATION"), provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of all of such securities, the Company may, at its election, give written notice of such determination to the Subscriber and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with the terms hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7 for the same period as the delay in registering such other securities. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Subscriber, then (x) the number of Registrable Securities of

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the Subscriber included in such registration statement shall be reduced accordingly, if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Subscriber shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Subscriber than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

                                    (c) Registration Fees and Expenses. All fees
and expenses incident to the performance of or compliance with this Section 7 by the Company shall be borne by the Company whether or not the registration statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the registration statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with each securities exchange, quotation system, market or over-the-counter bulletin board on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing or photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including, in the case of an underwritten offering, the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters) and the Company's legal counsel. Notwithstanding the foregoing, each holder of Registrable Securities shall be responsible for its own legal fees, selling expenses and commissions.

                                    (d) Certain Defined Terms. The following
capitalized terms shall have the following meanings:

                                    "REGISTRABLE SECURITIES" means (a) the
Shares (or other securities issued or issuable to the Subscriber or its transferee or designee upon any dividend or distribution with respect to, any exchange for or any replacement of the Shares); (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of, or in reduction of the liquidation value of, any of the securities referred to in the preceding clauses; provided, however, that such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, including, without limitation, in any transaction exempt from registration that results in the sale of freely tradable securities.

                                    "DEMAND PERIOD" shall mean any period of
time (which may occur from time to time) beginning on the date that is 30 days following the date on which the Subscriber is not eligible to sell its Registrable Securities pursuant to Rule 144 under the 1933 Act ("RULE 144") solely because the Company does not meet the current public information requirements contained in Section (c) of Rule 144 and ending on the date thereafter that Rule 144 becomes available to the Subscriber because the Company again meets the current public information requirements or because the current public information requirements are no longer applicable to sales by the Subscriber under Rule 144.

                                    "DEMAND NOTICE" shall mean a written notice
delivered to the Company by the Subscriber during a Demand Period requesting the registration of the Registrable Securities.

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                                    (e) Information Requirements. In connection
with the filing of any registration statement, prospectus, supplemental prospectus and/or amended registration statement, the Company may require the Subscriber to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by the Subscriber and, if required by the Commission, the natural persons thereof that have voting and dispositive control over such shares of Common Stock. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because the Subscriber fails to furnish such information within three trading days of the Company's request, any time by which the Company is required to file a registration statement, prospectus, supplemental prospectus and/or amended registration statement shall be tolled until such information is delivered to the Company, and, in the case of a Piggyback Registration, the Company may exclude from such registration the Registrable Securities of the Subscriber. The Subscriber agrees to furnish to the Company a completed selling stockholder questionnaire in customary form not less than three trading days following the Company's request in connection with any filing pursuant hereto.

                                    (f) Blackout Periods. If (i) there is
material non-public information regarding the Company which the Company's Board of Directors (the "BOARD") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under a registration statement, then the Company may (i) postpone or suspend filing or effectiveness of a registration statement or (ii) notify the Subscriber that the registration statement may not be used in connection with any sales of the Company's securities, in each case, for a period not to exceed 30 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 7(f) for more than 60 days in the aggregate during any 12 month period (each, a "BLACKOUT PERIOD").

                        8. Miscellaneous.

                                    (a) Notices. All notices, demands, requests,
consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be the address of Company set forth in the Preamble of this Agreement and the address of the Subscriber set forth on the Subscriber's signature page hereto.

                                    (b) Entire Agreement; Assignment. This
Agreement and other Transaction Documents represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber and the Company.

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                                    (c) Counterparts/Execution. This Agreement
may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed and delivered by facsimile or other means of electronic image transmission and any signature page so executed and delivered shall have the same force and effect as an original thereof.

                                    (d) Governing Law. This Agreement shall be
governed by and construed in accordance with the laws of the State of Connecticut. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Connecticut or in the federal courts located in the state of Connecticut.

                                    (e) Amendment and Waivers. Any term or
provision of this Agreement or any Transaction Document may be amended, and the observance of any term of this Agreement or any Transaction Document may be waived (either generally or in a particular instance and either retroactively or prospectively) by a writing signed by the Company with the consent of the Subscriber, and such waiver or amendment, as the case may be, shall be binding upon all parties. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

                                    (f) Specific Enforcement, Consent to
Jurisdiction. To the extent permitted by law, the Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to
Section 8(d) hereof, each of the Company, Subscriber and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Connecticut of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this section shall affect or limit any right to serve process in any other manner permitted by law.

                            [SIGNATURE PAGES FOLLOW]

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT


            IN WITNESS WHEREOF, the undersigned parties have executed this Subscription Agreement as of the date first above written.


COMPANY:

                                                CAS MEDICAL SYSTEMS, INC.
                                                a Delaware corporation



                                                By: /s/ Andrew Kersey
                                                    --------------------------
                                                    Name: Andrew Kersey
                                                    Title: President and CEO

                          SUBSCRIBER SIGNATURE PAGE TO

                            CAS MEDICAL SYSTEMS, INC.

                             SUBSCRIPTION AGREEMENT

The undersigned hereby executes and delivers the Subscription Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.



                                    Print Name:      jVen Capital, LLC
                                                     ---------------------------


                                    By:              /s/ Evan Jones
                                                     ---------------------------

                                    Name:            Evan Jones
                                                     ---------------------------

                                    Title:           Authorized Signatory
                                                     ---------------------------

                                    Address:         11009 Cripplegate Road
                                                     ---------------------------

                                                     Potomac, MD 20854
                                                     ---------------------------

                                    Telephone:
                                                     ---------------------------

                                    Facsimile:
                                                     ---------------------------

                                    SOC/EIN#:
                                                     ---------------------------


                                    Purchase Price:  $1,000,000
                                                     ---------------------------